Corporate presentation October 2018 Exhibit 99.1

Disclaimer

Recent updates Recent Updates

Driftwood financing update

Introducing levered structure

- Provides Partners with lower equity investment and non-consolidated debt
- Reduces equity investment to $500 per tonne
- Driftwood to deliver LNG to Partners for ~$3.00/mmBtu operating cost plus ~$1.50/mmBtu pass through of debt service costs
- Competitive & low-cost
  - Driftwood total cost of LNG plant, 1,000 miles of pipelines, and upstream gas production: $28 billion (~$1,000 per tonne)
  - Low-cost LNG delivery: ~$4.50/mmBtu FOB

Driftwood schedule

Catalyst	Estimated timeline
▪ Final Environmental Impact Statement	18 January 2019
▪ Driftwood final investment decision	1H 2019
▪ Begin construction	1H 2019
▪ Begin operations	2023
▪ First LNG delivered to Partners	2024

4 Recent updates
TELLURIAN

Driftwood Holdings' levered structure

Based on Full Development (5 plants)	Equity structure	Levered structure
▪ Project capacity (mtpa)	27.6	27.6
▪ Partners' equity ($ billion)	$24	**$8**
▪ Investment ($ per tonne)	$1,500	**$500**
▪ Project debt ($ billion)	~$3.5	**~$20**
▪ Operating & variable cost ($/mmBtu)	$3.00	$3.00
▪ Debt service ($/mmBtu)[1]	$0.00	**$1.50**
▪ LNG cost delivered FOB ($/mmBtu)[2]	$3.00	**$4.50**
▪ TELL's interest (mtpa/%)	~12 mtpa ~40%	~12 mtpa ~40%
▪ TELL's expected annual cash flows ($ billion)[3]	$2	$2



Partners
(~$8 billion in equity)
TELLURIAN
~60%
Equity ownership
~40%
100%
Driftwood Holdings
(~$20 billion in project finance debt)
Production Company
Pipeline Network
LNG Terminal
~12 mtpa
Tellurian Marketing
~16 mtpa
Partners

Notes: (1) In Equity structure case, debt service is shown net of revenue from third-party pipeline shippers.
(2) FOB cost reflects $1.50/mmBtu debt service cost in Levered structure.
(3) Based on assumed U.S. Gulf Coast margin of $3.32/mmBtu, TELL's retained capacity of 11.6 mtpa, and 52 mmBtu per tonne. See slide 20 for estimated annual Tellurian cash flow at various assumed U.S. Gulf Coast netback prices and margin levels.

5 Recent updates TELLURIAN

Debt(5) Equity contribution IDC(6) Pre-COD cash flows(7) Lique- faction(1) Owner’s costs(2) Driftwood Holdings’ financing Recent updates Equity structure (previous) $ billions Levered structure (current) $ billions Notes:(1) Based on engineering, procurement, and construction agreements executed with Bechtel. (2) Approximately half of owners’ costs represent contingency; the remaining amounts consist of cost estimates related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs. (3) Represents estimated costs of development of Driftwood pipeline network in phases. (4) Preliminary estimate of certain costs associated with potential management fee to be paid by Driftwood Holdings to Tellurian and certain transaction costs. (5) Project finance debt to be borrowed by Driftwood Holdings. (6) Represents interest during construction. (7) Cash flows prior to commercial operations date of Plant 5. Equity contribution Pipelines(3) Upstream Fees(4) Full Development Lique- faction(1) Owner’s costs(2) Pipelines(3) Upstream Fees(4) Debt(5) Total capital uses: $35 billion Total capital uses: $28 billion

Core presentation Core presentation

Global call on U.S. natural gas Fundamentals U.S. supply push… …and global demand pull Source: Wood Mackenzie, Tellurian Research. Notes:(1) Includes the Permian, Haynesville, Utica, Marcellus, Anadarko, and Eagle Ford. (2) Based on an annual demand growth estimate of 4.5% post-2020 for low case and 9.6% annual growth rate for high case (same as observed 2015-2020 growth). (3) Capacity required to meet demand growth post-2020 estimated to be 107-294 mtpa. (4) Includes projects that have gone into service during 2018, including Cameroon FLNG, Cove Point LNG, Wheatstone T2, and Yamal T1. Output from selected shale basins(1) mtpa Global LNG production capacity mtpa Takeaway infrastructure Required Under construction Other U.S. Supply infrastructure 107-259 mtpa required post 2020(3) (2) 113 mtpa under construction(4) Bcf/d 51 71 20 Bcf/d 46 75-95 29-49 150 716 220-372

Global commodity requires low-cost solutions



Bcf of LNG storage
821
967
# of LNG vessels
517
609
2018
2020



# of cargoes loaded per day
15
18
2018
2020



LNG Storage - 2018
Japan + Korea terminals: 697 Bcf
LNG vessels: 821 Bcf
North Pacific Ocean
South Pacific Ocean
South Atlantic Ocean
Indian Ocean
Legend
LNG carrier – laden
LNG carrier – unladen

Sources: Kpler, Maran Gas, IHS, Wood Mackenzie.
Notes: LNG storage assumes half of fleet is in ballast, 2.9 Bcf capacity per vessel. Average cargo size ~2.9 Bcf, assuming 150,000 m^3 ship. In 2017, approximately a third of all LNG cargoes are estimated to be spot volumes. Based on line of sight supply through 2020.

9 Fundamentals

TELLURIAN

Basin 11,620 Haynesville acres 1.4 Tcf of resource Intend to acquire 15 Tcf Basis ~$7 billion of pipeline projects, providing access to Haynesville, Permian, & Appalachia supply Integrated to manage three risks Business model Construction ~$15 billion liquefaction project in Louisiana

Driftwood LNG terminal

Driftwood LNG terminal	
Land	▪ ~1,000 acres near Lake Charles, LA
Capacity	▪ ~27.6 mtpa
Trains	▪ Up to 20 trains of ~1.38 mtpa each ▪ Chart heat exchangers ▪ GE LM6000 PF+ compressors
Storage	▪ 3 storage tanks ▪ 235,000 m^3 each
Marine	▪ 3 marine berths
EPC Cost	▪ ~$550 per tonne ▪ ~$15.2 billion[1]


Texas
Louisiana
Driftwood LNG
Lake Charles, Louisiana
New Orleans, Louisiana
Houston, Texas
Driftwood LNG
Henry Hub
Gulf of Mexico


Artist rendition

Note: (1) Based on engineering, procurement, and construction agreements executed with Bechtel.

11 Driftwood LNG
TELLURIAN

Pipeline network Note: (1)Included in Driftwood Holdings at full development; commercial and regulatory processes in progress and financial structuring under review. Pipeline network Driftwood Pipeline(1) Capacity (Bcf/d) 4.0 Cost ($ billions) $2.2 Length (miles) 96 Diameter (inches) 48 Compression (HP) 274,000 Status FERC approval pending Haynesville Global Access Pipeline(1) Capacity (Bcf/d) 2.0 Cost ($ billions) $1.4 Length (miles) 200 Diameter (inches) 42 Compression (HP) 23,000 Status Open season completed Permian Global Access Pipeline(1) Capacity (Bcf/d) 2.0 Cost ($ billions) $3.7 Length (miles) 625 Diameter (inches) 42 Compression (HP) 258,000 Status Open season completed Bringing low-cost gas to Southwest Louisiana 1 2 3 1 2 3

>100 Tcf available resources in Haynesville Upstream resource Sources: IHS Enerdeq; 1Derrick; investor presentations; Tellurian research. Note: (1)Estimated resources based on acreage. Driftwood Holdings plans to fund and purchase 15 Tcf Potential acquisition targets: Range of resources per target (Tcf)(1): Target size: Large Medium Small 15 15 9 9

Expecting to eliminate HH price risk

Henry Hub gas price (price index for most U.S LNG projects)
$/mmBtu


$5
$4
$3
$2
$1
$0
F M A N F M A N F M A N F M A N F M A N F M A N F M A N F M A N F M A
2010
2011
2012
2013
2014
2015
2016
2017
2018
$2.25/mmBtu equity Haynesville gas production delivered to the Driftwood terminal

Opportunities for further gas supply cost savings:

- Buy Henry Hub gas when prices are lower than $2.25 (curtail Haynesville drilling)
- Acquire lower priced gas in other supply basins via Tellurian pipeline network

Source: CME via MarketView.

14 Business model

TELLURIAN

Business model

- **Integrated model**
  - Production Company, Pipeline Network, LNG Terminal
  - Variable and operating costs expected to be $3.00/mmBtu FOB
- **Financing**
  - ~$8 billion in Partners' capital through investment of $500 per tonne of LNG
  - ~$20 billion in project finance debt equates to $1.50/mmBtu with interest and amortization
- **Tellurian**
  - Tellurian will retain ~12 mpta and ~40% of the assets
  - Estimated $2 billion annual cash flow to Tellurian[1]


Partners
(~$8 billion in equity)
TELLURIAN
~60%
Equity ownership
~40%
100%
Driftwood Holdings
(~$20 billion in project finance debt)
Production Company
Pipeline Network
LNG Terminal
~12 mtpa
Tellurian Marketing
~16 mtpa
Partners

Note: (1) See slide 20 for estimated annual Tellurian cash flow at various assumed U.S. Gulf Coast netback prices and margin levels.

15 Business model
TELLURIAN

Driftwood Holdings' financing

	Full Development	
▪ **Capacity (mtpa)**	**27.6**	
▪ **Capital investment ($ billions)**		
— Liquefaction terminal[1]	$ 15.2	
— Owners' cost & contingency[2]	$ 1.9	
— Driftwood pipeline[3]	$ 2.2	
— HGAP	$ 1.4	
— PGAP	$ 3.7	
— Upstream	$ 2.2	
— Fees[4]	$ 0.9	
— Interest during construction	$ 7.5	
▪ **Total capital**	**$ 35.0**	
— Total capital ($ per tonne)	$ 1,270	
— Debt financing[5]	$ (20.0)	
— Pre-COD cash flows[6]	$ (7.0)	
▪ **Net partners' capital**	**$ 8.0**	
▪ **Transaction price ($ per tonne)**	**$500**	
▪ **Capacity split**	**mtpa**	**%**
— Partner	16.0	58%
— **Tellurian**	**11.6**	**42%**

Notes: (1) Based on engineering, procurement, and construction agreements executed with Bechtel.
(2) Approximately half of owners' costs represent contingency; the remaining amounts consist of cost estimates related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs.
(3) Represents estimated costs of development of Driftwood pipeline in phases.
(4) Preliminary estimate of certain costs associated with potential management fee to be paid by Driftwood Holdings to Tellurian and certain transaction costs.
(5) Project finance debt to be borrowed by Driftwood Holdings.
(6) Cash flows prior to commercial operations date of Plant 5.

16 Business model

TELLURIAN

Driftwood Holdings’ operating costs Business model Sources: Wood Mackenzie, Tellurian Research. Notes: (1)Drilling and completion based on well cost of $10.2 million, 15.5 Bcf EUR, and 75.00% net revenue interest (“NRI”) (8/8ths). (2)Gathering processing and transportation includes transportation cost to Driftwood pipeline or to market. (3)Based on debt service cost of principal and interest related to ~$20.0 billion of project finance debt. (1) (2) (3)

Margins and price signals Business model Netback prices to the Gulf Coast(1) Sources: Platts, CME, Tellurian Research. Notes: (1) Forward prices for 2018 assuming $2.91/mmBtu shipping cost from USGC to East Asia using Platts JKM. (2) Platts Gulf Coast Marker. 2018 JKM forward strip up $2.33 since November 2017 Avg. Cal 2018 JKM +38% since Nov-17 Oct 2018 GCM(2) 19 October 2018: $8.29/mmBtu 2013 2014 2015 2016 2017 Q1 Q2 Q3 Q4 2018 $/mmBtu ~$4.50/mmBtu $/mmBtu Sep-18 Nov-17 Mar-18 2018 ‘19

Returns to Driftwood Holdings’ partners Business model U.S. Gulf Coast netback price ($/mmBtu) $6.00 $8.00 $10.00 $15.00 Driftwood LNG, FOB U.S. Gulf Coast ($/mmBtu) $(4.50) $(4.50) $(4.50) $(4.50) Margin ($/mmBtu) 1.50 3.50 5.50 10.50 Annual partner cash flow(1) ($ millions per tonne) 80 180 290 550 Cash on cash return(2) 16% 36% 57% 109% Payback(3) (years) 6 3 2 1 Notes:(1) Annual partner cash flow equals the margin multiplied by 52 mmBtu per tonne. (2) Based on 1 mtpa of capacity in Driftwood Holdings; all estimates before federal income tax; does not reflect potential impact of management fees paid to Tellurian. (3) Payback period based on full production.

USGC netback ($/mmBtu) Margin(1) ($/mmBtu) 2 Plants 5 Plants Annual cash flows(2) ($ millions) Cash flow per share(3) ($/share) Annual cash flows(2) ($/millions) Cash flow per share(3) ($/share) $ 6.00 $ 1.50 $ 235 $ 0.95 $ 905 $ 3.66 $ 8.00 $ 3.50 $ 545 $ 2.21 $2,110 $ 8.55 $10.00 $ 5.50 $ 860 $ 3.47 $3,320 $13.43 $15.00 $10.50 $1,640 $ 6.63 $6,335 $25.64 Value to Tellurian Inc. Business model Notes: (1) $4.50/mmBtu cost of LNG FOB Gulf Coast. (2) Annual cash flow equals the margin multiplied by 52 mmBtu per tonne; does not reflect potential impact of management fees paid to Tellurian nor G&A. (3) Represents the fully diluted cash flow per share based on total outstanding shares of 241 million in common stock and 6 million shares of preferred stock as converted.

Marketing process – Driftwood Holdings Marketing process Activity 2018 Q1 Q2 Q3 Q4 Launch marketing Narrow candidates Negotiate agreements ~35 customers/partners in data room Feb 15 Commercialization by Q4 2018

Tellurian differentiated to provide value Conclusion Management track record at Cheniere and BG Group 43% of Tellurian owned by founders and management Guaranteed lump sum turnkey contract with Bechtel $15.2 billion for 27.6 mtpa capacity FERC scheduling notice indicates final EIS will be received by January 2019 Integrated Upstream reserves Pipeline network LNG terminal Low-cost Flexible World-class partners Fixed-cost EPC contract Regulatory certainty Experienced management Unique business model

Social media Contact us Amit Marwaha Director, Investor Relations & Finance +1 832 485 2004 amit.marwaha@tellurianinc.com Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com Contacts @TellurianLNG

Additional detail Additional detail

Demand pull Additional detail Demand outlook Sources: Wood Mackenzie, Tellurian Research. Notes:(1) Assumes 85% utilization rate. (2) Based on assumption that LNG demand grows at 4.5%-9.6% p.a. post-2020. 107-259 mtpa of new liquefaction capacity required by 2025(1) mtpa Under construction In operation Demand(2) 91-220 mtpa potential growth

Owning pipeline infrastructure mitigates basis risk Additional detail Tolling model SPA model Equity model Customer incurs risk Competition between customers for pipeline access leads to hidden costs and higher cost of LNG on the water Developer incurs risk Developer consolidates pipeline transport, but still a price taker for transportation services; developer only has 5% of Henry Hub price to pay for transport Own the infrastructure True cost control and transparency from owning and managing pipeline transportation

Building a low-cost global gas business

2016

April
Management, friends and family **invest $60 million** in Tellurian

December
GE **invests $25** million in Tellurian

2017

January
TOTAL invests **$207 million** in Tellurian

February
Merge with Magellan Petroleum, gaining access to public markets

June
Bechtel, Chart Industries and GE complete the front-end engineering and design (FEED) study for Driftwood LNG

November
Acquire Haynesville acreage, production and ~1.4 Tcf

Execute **LSTK EPC contract** with Bechtel for ~$15 billion

December
Raise approximately **$100 million in public equity**

2018

Feb/March
Announce **open seasons** for Haynesville Global Access Pipeline and Permian Global Access Pipeline

March
Bechtel **invests $50 million** in Tellurian

June
Raise approximately **$115 million in public equity**

September
Driftwood LNG receives **Draft Environmental Impact Statement** (DEIS) from FERC

27 Additional detail

Funding and ownership Sources (1) ($ millions) Notes:(1) As of August 1, 2018. (2) Excludes  6.1 million preferred shares outstanding. Ownership(1)(2) (%) $576 million 241 million shares Additional detail

Driftwood vs. competitors – cost per tonne Sources:Wood Mackenzie, The World Bank, Tellurian Research. Note:(1) Based on Full Development of Driftwood Holdings, inclusive of debt service cost. (2) LNG Canada’s cost per tonne is inclusive of TransCanada’s capex estimate for Coastal GasLink . (3) The World Bank bases the Logistics Performance Index (LPI) on surveys of operators to measure logistics “friendliness” in respective countries which is supplemented by quantitative data on the performance of components of the logistics chain. Capacity, mtpa 14.0 27.6 31.2 10.0 16.5 9.0 15.6 9.0 8.9 LPI global ranking(3): 4.0 3.6 2.7 2.6 3.9 3.8 3.8 3.8 3.8 Additional detail (1) (2)

Integrated model prevalent internationally

IOC

Shell, bp, TOTAL, Chevron, ExxonMobil

NOC

PERTAMINA, GAZPROM, بروني BRUNEI, PETRONAS, CNOOC, Sinopec, KUFPEC, ADNOC, Statoil, Eni

Australasia

MITSUI&CO., ITOCHU, TOKYO GAS, TOHO GAS, INPEX, Oil India Limited, PTTEP, HYUNDAI, KOGAS, JERA, Kansai Electric Power, sojitz, JX Holdings, Inc., posco, SK, SAMSUNG, Marubeni CORPORATION, OSAKA GAS, KYUSHU ELECTRIC, SUMITOMO, JOGMEC, NYK LINE, MITSUBISHI, Bharat Petroleum, woodside, origin

Europe

PARTEX OIL AND GAS, gasNatural, ENGIE

Projects include:

Americas
Atlantic LNG, Peru LNG, LNG Canada

Europe
Snohvit, Yamal LNG

Mideast/Africa
Angola LNG, EG LNG, Damietta, ELNG, Yemen LNG, Mozambique LNG, Coral LNG, Oman LNG, Qalhat LNG, Qatargas I-IV, RasGas I-III, ADGAS

Australasia
APLNG, Darwin, GLNG, Gorgon, Ichthys, NWS, Pluto, Northwest Shelf, QCLNG, Wheatstone, PNG LNG, Tangguh, Brunei LNG, Donggi-Senoro, MLNG, Yamal LNG



Source: IHS.

30 Additional detail

TELLURIAN

Site characteristics determine long-run costs Additional detail Access to power and water Berth over 45’ depth with access to high seas Support from local communities Access to pipeline infrastructure Site size over 1,000 acres Insulated from surge, wind, and local populations Artist rendition

Key terms of EPC agreements with Bechtel Additional detail Trains 8 4 4 4 20 Storage facilities 2 0 1 0 3 Berths 1 1 1 0 3 Phase 1 Phase 2 Phase 3 Phase 4 Total 11.0 5.5 5.5 5.5 27.6 Capacity

Construction budget breakdown Additional detail Notes:Based on Driftwood LNG full development. (1) Includes additional contingency by developer and staffing prior to commencement of operations. (2) Provisional sum includes escalation factor for inflation, insurance, foreign exchange, and other costs. 24% 24% 24% 12% 17% (2) (1)

Driftwood Holdings’ financing

	2-Plant Case		3-Plant Case		Full Development	
▪ Capacity (mtpa)	**11.0**		**16.6**		**27.6**	
▪ Capital investment ($ billions)						
— Liquefaction terminal[1]	$ 7.6		$ 10.3		$ 15.2	
— Owners’ cost & contingency[2]	$ 1.1		$ 1.5		$ 1.9	
— Driftwood pipeline[3]	$ 1.1		$ 1.5		$ 2.2	
— HGAP[3]	$ -		$ -		$ 1.4	
— PGAP[3]	$ -		$ 3.7		$ 3.7	
— Upstream	$ 2.2		$ 2.2		$ 2.2	
— Fees[4]	$ -		$ 0.9		$ 0.9	
— Interest during construction	$ 2.5		$ 4.5		$ 7.5	
▪ Total capital	**$ 14.5**		**$ 24.6**		**$ 35.0**	
Total capital ($ per tonne)	$ 1,320		$ 1,480		$ 1,270	
— Debt financing[5]	$ (8.0)		$(15.0)		$ (20.0)	
— Pre-COD cash flows[6]	$ (2.5)		$ (3.6)		$ (7.0)	
▪ Net equity	**$ 4.0**		**$ 6.0**		**$ 8.0**	
▪ Transaction price ($ per tonne)	**$ 500**		**$ 500**		**$ 500**	
▪ Capacity split	**mtpa**	**%**	**mtpa**	**%**	**mtpa**	**%**
— Partner	8.0	~73%	12.0	~72%	16.0	~58%
— Tellurian	3.0	~27%	4.6	~28%	11.6	~42%

Notes:
(1) Based on engineering, procurement, and construction agreements executed with Bechtel.
(2) Approximately half of owners’ costs represent contingency; the remaining amounts consist of cost estimates related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs.
(3) Represents estimated costs of development of Driftwood pipeline in phases, HGAP and PGAP.
(4) Preliminary estimate of certain costs associated with potential management fee to be paid by Driftwood Holdings to Tellurian and certain transaction costs.
(5) Project finance debt to be borrowed by Driftwood Holdings.
(6) Cash flow prior to commercial operations date of Plant 2, Plant 3, and Plant 5 in the 2-Plant, 3-Plant, and full development cases, respectively.

34 Additional detail

TELLURIAN

Corpus Christi LNG and Driftwood LNG examples Additional detail Sources:Cheniere Analyst Day presentation (2018) and Tellurian analysis. Notes:(1) Includes approximately $0.4 billion in costs for additional compression on Driftwood pipeline in 3-plant case. (2) For Corpus Christi LNG, combined owners’ costs and contingency from page 18 of Cheniere Analyst Day presentation. For Driftwood LNG, half of owner’s costs represent contingency; the remaining amounts consist of cost estimated related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs associated with the 3-plant case presented on slide 34. (3) Assuming 70% debt at 6% interest and 30% equity at a 10% return for $1,000 per tonne over 5 years. ($ billions) Corpus Christi LNG Driftwood LNG T1-2 T3 T1-3 Plants 1-3 Capacity (mtpa) 9.0 4.5 13.5 16.6 EPC $7.8 $2.4 $10.2 $10.3 Pipeline $0.4 $0.0 $ 0.4 $ 1.5(1) Owners’ cost, contingency & fees(2) $1.4 $0.5 $ 1.9 $ 2.4 Total cost $9.6 $2.9 $12.5 $14.2 Unlevered cost ($ per tonne) $1,070 $645 $925 $860 Does not include G&A to manage the project Cost of financing is ~$300-$400 per tonne(3) Delays cost $150 per tonne per year

LNG projects require supply optionality Additional detail Sources:IHS, DrillingInfo, EIA, Tellurian analysis. 10 mtpa plant with 1.5 bcf/d feedgas requirement stresses basin supply

Production Company strategy

Objectives

- Acquire and develop **long-life, low-cost natural gas resources**
  - Low geological risk
  - Scalable position
  - Production of ~**1.5 Bcf/d** starting in 2022
  - Total resources of ~15 Tcf for Phase 1
  - Operatorship
  - Low operating costs
  - Flexible development
- Initially focused on **Haynesville** basin; in close proximity to significant demand growth, low development risk, and favorable economics
- Target is to deliver gas for **$2.25/mmBtu**

Current assets

- Tellurian acquired **11,620 net acres** in the Haynesville shale for **$87.8 million** in Q4 2017
- Primarily located in De Soto and Red River parishes
- 80% HBP
- 94% operated
- 100% gas
- Current net production – 4 mmcf/d
- Operated producing wells – 19
- Identified development locations – ~178
- Total net resource – **~1.4 Tcf** or ~10% of total resource required for Phase 1
- Goldman Sachs funded $60 million in September 2018 to fund operated and non-operated drilling activity

37 Additional detail
TELLURIAN

Haynesville type curve comparison Comparative type curve statistics Cumulative production normalized to 7,500’(3) Source:Company investor presentations. Notes:(1) Assumes 75.00% net revenue interest (“NRI”) (8/8ths). (2) Assumes gas prices of $3.00/mcf based on NRI and returns published specific to each operator. (3) 7,500’ estimated ultimate recovery (“EUR”) = original lateral length EUR + ((7,500’-original lateral length) * 0.75 * (original lateral length EUR / original lateral length)). Peer B Peer D Peer A Peer C Tellurian Tellurian Peer A Peer B Peer C Peer D Type curve detail Area De Soto / Red River North Louisiana De Soto NLA De Soto core NLA core / blended development program Completion (lbs. / ft.) - 4,000 3,800 2,700 3,000 Single well stats           Lateral length (ft.) 6,950' 7,500' 7,500' 4,500' 9,800' Gross EUR (Bcf) 15.5 18.8 18.6 9.9 19.9 EUR per 1,000' ft. (Bcf) 2.20 2.50 2.48 2.20 2.03 Gross D&C ($ millions) $10.20 $10.20 $8.50 $7.70 $10.30 F&D ($/mcf)(1) $0.88 $0.73 $0.61 $1.04 $0.69 Type curve economics           Before-tax IRR (%)(2) 43% 60% 90%+ 54% - Additional detail

13 Bcf/d 4 4 7 1 3 U.S. natural gas needs global market access Additional detail 13 Bcf/d of incremental production; associated gas at risk of flaring without infrastructure investment Sources: EIA; ARI; Tellurian analysis. Note:(1) $1,000 per tonne average. LNG export capacity required: At least 100 mtpa: 13 Bcf/d (19 Bcf/d less ~6 under construction) ~$100 billion(1) Pipeline capacity required: Around 19 Bcf/d ~$70 billion LNG liquefaction terminal Operating/under construction Future Export capacity 19 Total estimated 2018-2025 production growth, Bcf/d Required future investment: ~$170 billion Up to 13 Bcf/d export capacity

PGAP connects constrained gas to SWLA

Takeaway constraints in the Permian


Bcf/d
16
14
12
10
8
6
4
2
0
Permian production
West
East
Mexico
North
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Southwest Louisiana demand


Texas
Louisiana
Eunice, LA
Gillis, LA
Driftwood LNG
Cameron LNG
Sabine Pass LNG
Gulf of Mexico
Southwest Louisiana firm demand(1)(2) (bcf/d)
4
12
2017
2024

Sources: Company data, Goldman Sachs, Wells Fargo Equity Research, RBN Energy, Tellurian estimates.
Notes: (1) LNG demand based on ambient capacity
(2) Includes Driftwood LNG, Sabine Pass LNG T1-3, Cameron LNG T1-3, SASOL, Lake Charles CCGT, G2X Big Lake Fuels, LACC – Lotte and Westlake Chemical.

40 Additional detail

TELLURIAN